UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) November 4, 2002
                                                --------------------------------

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of November 4, 2002, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CIBC5)
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             (Exact name of registrant as specified in its charter)




        New York                   333-85954-03                  13-3789046
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

               270 Park Avenue
               New York, New York                                   10167
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    (Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code (212) 834-9280
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CIBC5. On November 4, 2002, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of November 4, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Wachovia Bank, National Association, as servicer, ARCap Special Servicing, Inc., as special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2002-CIBC5 (the "Certificates"), issued in twenty-two classes. The Class A-1, Class A-2, Class B, Class C, Class D and Class E Certificates, with an aggregate scheduled principal balance as of November 4, 2002 of $888,796,000 were sold to J.P. Morgan Securities Inc., CIBC World Markets Corp., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Salomon Smith Barney, Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of October 25, 2002, by and among the Company and the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                       Description
-----------                       -----------

(EX-4) Pooling and Servicing Agreement, dated as of November 4, 2002, among J.P. Morgan Chase Commercial Mortgage Securities Corp., Wachovia Bank, National Association, ARCap Special Servicing, Inc., JPMorgan Chase Bank and Wells Fargo Bank Minnesota, N.A.

SIGNATURE
---------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 6, 2002


                                       J.P. MORGAN CHASE COMMERCIAL
                                       MORTGAGE SECURITIES CORP.



                                       By:     /s/ Dennis Schuh
                                               --------------------------------
                                       Name:   Dennis Schuh
                                       Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.             Description                              Electronic (E)
-----------             -----------                              --------------

(EX-4)                  Pooling and Servicing Agreement,                E
                        dated as of November 4, 2002,
                        among J.P. Morgan Chase
                        Commercial Mortgage Securities
                        Corp., Wachovia Bank, National
                        Association, ARCap Special
                        Servicing, Inc. and Wells Fargo
                        Bank Minnesota, N.A.